UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 6, 2021

CBAK ENERGY TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On December 6, 2021, CBAK Energy Technology, Inc. (the “Company”) held the 2021 annual meeting of stockholders of the Company (the “Annual Meeting”) at the Company’s headquarters in Dalian, China. Holders of the Company’s common stock at the close of business on October 8, 2021 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 88,411,184 outstanding shares of common stock entitled to vote. A total of 61,705,784 shares of common stock (69.79%), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The stockholders voted on three proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement dated October 12, 2021 and the relevant portions of which are incorporated herein by reference. The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Company’s stockholders elected five directors to the Board of Directors of the Company to serve until the 2022 annual meeting of stockholders. The votes regarding this proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Yunfei Li	46,089,405	296,074	129,577	15,190,728
J. Simon Xue	45,238,999	1,069,366	206,691	15,190,728
Martha C. Agee	44,490,285	1,881,030	143,741	15,190,728
Jianjun He	44,410,233	1,893,523	211,300	15,190,728
Xiangyu Pei	46,021,503	280,122	213,431	15,190,728

Proposal 2: The Company’s stockholders ratified the appointment of Centurion ZD CPA & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
60,552,315	868,073	285,396

Proposal 3: The Company’s stockholders voted to approve an amendment to the Company’s Articles of Incorporation to authorize 10,000,000 shares of preferred stock, par value $0.001 per share of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors from time to time. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,770,812	2,739,012	80,926	12,115,034

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: December 7, 2021	By:	/s/Xiangyu Pei
Xiangyu Pei
Interim Chief Financial Officer

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